UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

American Water Works Company, Inc. (“American Water”) is furnishing this Current Report on Form 8-K to reaffirm previously disseminated guidance that 2012 earnings from ongoing operations are estimated to be in the range of $1.90 to $2.00 per share. American Water’s earnings forecast is subject to numerous risks, including those described under “Forward-Looking Statements” below and under “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Forward-Looking Statements

The earnings guidance set forth above is a forward-looking statement within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This forward-looking statement is a prediction based on American Water’s current expectations and assumptions regarding future events. Actual results could differ materially from the earnings guidance because of factors such as the decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’ actions concerning rates; changes in laws, governmental regulations and policies, including environmental, health and water quality, and public utility regulations and policies; weather conditions, patterns or events, including drought or abnormally high rainfall; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; American Water’s ability to effect significant changes to its business processes and corresponding technology; its ability to appropriately maintain current infrastructure and manage the expansion of its business; its ability to obtain permits and other approvals for projects; delays in project completion; changes in its capital requirements; its ability to control operating expenses and to achieve efficiencies in its operations; its ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for its operations; its ability to successfully acquire and integrate water and wastewater systems that are complementary to its operations and the growth of its business or dispose of assets or regulatory systems that it determines should no longer be part of its portfolio; cost overruns relating to improvements or the expansion of its operations; changes in general economic, business and financial market conditions; access to sufficient capital on satisfactory terms; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on American Water’s current or future debt that could increase its financing costs or affect its ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase its cost and funding requirements; migration of customers into or out of its service territories; difficulty in obtaining insurance on acceptable terms and conditions; its ability to retain and attract qualified employees; the incurrence of impairment charges; labor actions including work stoppages and strikes; and civil disturbance, terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts. For a further discussion of the risks relating to American Water’s business, see Item 1A, “Risk factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011. American Water expressly disclaims any obligation to update these forward-looking statements, except as otherwise specifically stated by American Water or as required by law.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any American Water filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2012	By:	/s/ Kellye L. Walker
Kellye L. Walker
Chief Administrative Officer, General Counsel and Secretary